UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2012

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, Route 17B, P.O. Box 5013, Monticello, NY	12701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Pitts Employment Agreement

On August 17, 2012, Empire Resorts, Inc. (the “Company”) entered into an employment agreement with Laurette J. Pitts (the “Pitts Employment Agreement”), pursuant to which Ms. Pitts will serve as the Company’s Chief Operating Officer and will continue to serve as the Company’s Senior Vice President and Chief Financial Officer. Ms. Pitt’s employment agreement provides for a term ending on December 31, 2014 unless Ms. Pitts’s employment is earlier terminated by either party in accordance with the provisions thereof. The Pitts Employment Agreement supersedes Ms. Pitts’s existing employment agreement with the Company. Ms. Pitts will receive a base salary of $230,000 and such incentive compensation and bonuses, if any, (i) as the Compensation Committee in its discretion may determine, and (ii) to which Ms. Pitts may become entitled pursuant to the terms of any incentive compensation or bonus program, plan or agreement from time to time in effect in which she is a participant. In the event that the Company terminates Ms. Pitts’s employment with Cause (as defined in the Pitts Employment Agreement) or Ms. Pitts resigns without Good Reason (as defined in the Pitts Employment Agreement), the Company’s obligations are limited generally to paying Ms. Pitts her base salary, unpaid expenses and any benefits to which Ms. Pitts is entitled through the termination date (collectively “Accrued Obligations”). In the event Ms. Pitts’s employment is terminated as a result of death or disability, Ms. Pitt’s or her estate, as the case may be, is entitled to receive the Accrued Obligations and any unvested options held by Ms. Pitts shall become vested immediately and remain exercisable through the remainder of its original five year term. In the event that the Company terminates Ms. Pitts’s employment without Cause or Ms. Pitts resigns with Good Reason, the Company is obligated to pay (i) the Accrued Obligation, (ii) a pro rata portion of any bonus awarded pursuant to a bonus plan in which she is a participant (based on the days worked during the applicable year) and (iii) Ms. Pitts’s compensation for the lesser of (A) 18 months or (B) the remainder of the term of the agreement and accelerate the vesting of the options granted in contemplation of the agreement, which options shall remain exercisable through the remainder of its original five year term. In the event that the Company terminates Ms. Pitt’s employment without Cause or Ms. Pitts resigns with Good Reason on or following a Change of Control (as defined in the Pitts Employment Agreement), the Company is generally obligated to continue to pay Ms. Pits’ compensation for the greater of (A) 24 months or (B) the remainder of the term of the agreement and accelerate the vesting of the options held by Ms. Pitts, which options shall remain exercisable through the remainder of their original five year term.

The Company has agreed to customary indemnification for Ms. Pitts for any claims arising out of her service to the Company. In addition, Ms. Pitts agreed to customary non-competition and non-solicitation provisions that extend for a post-termination period ranging from three months to one year following the date of termination depending on the reason for termination. Ms. Pitts has also agreed to customary terms concerning the protection and confidentiality of company information.

This summary description is qualified in its entirety by reference to the actual Pitts Employment Agreement, which is filed as 10.1 to this Form 8-K and is incorporated herein by reference.

Horner Employment Agreement

On August 22, 2012, the Company entered into an employment agreement with Nanette L. Horner (the “Horner Employment Agreement”), pursuant to which Ms. Horner will continue to serve as the Company’s Senior Vice President, Chief Compliance Officer and Chief Counsel. The Horner Employment Agreement supersedes Ms. Horner’s existing employment agreement with the Company. Ms. Horner’s employment agreement provides for a term ending on December 31, 2014 unless Ms. Horner’s employment is earlier terminated by either party in accordance with the provisions thereof. Ms. Horner will receive a base salary of $215,000 and such incentive compensation and bonuses, if any, (i) as the Compensation Committee in its discretion may determine, and (ii) to which Ms. Horner may become entitled pursuant to the terms of any incentive compensation or bonus program, plan or agreement from time to time in effect in which she is a participant. Ms. Horner will also receive a monthly lodging and travel expense allowance of $1,200. In the event that the Company terminates Ms. Horner’s employment with Cause (as defined in the Horner Employment Agreement) or Ms. Horner resigns without Good Reason (as defined in the Horner Employment Agreement), the Company’s obligations are limited generally to paying Ms. Horner her base salary, unpaid expenses and any benefits to which Ms. Horner is entitled through the termination date (collectively “Accrued Obligations”). In the event Ms. Horner’s employment is terminated as a result of death or disability, Ms. Horner’s or her estate, as the case may be, is entitled to receive the Accrued Obligations and any unvested options held by Ms. Horner shall become vested immediately and remain exercisable through the remainder of its original five year term. In the event that the Company terminates Ms. Horner’s employment without Cause or Ms. Horner resigns with Good Reason, the Company is obligated to pay (i) the Accrued Obligation, (ii) a pro rata portion of any bonus awarded pursuant to a bonus plan in which she is a participant (based on the days worked during the applicable year) and (iii) Ms. Horner’s compensation for the lesser of (A) 18 months or (B) the remainder of the term of the agreement and accelerate the vesting of the options granted in contemplation of the agreement, which options shall remain exercisable through the remainder of its original five year term. In the event that the Company terminates Ms. Horner’s employment without Cause or Ms. Horner resigns with Good Reason on or following a Change of Control (as defined in the Horner Employment Agreement), the Company is generally obligated to continue to pay Ms. Horner compensation for the greater of (A) 24 months or (B) the remainder of the term of the agreement and accelerate the vesting of the options held by Ms. Horner, which options shall remain exercisable through the remainder of their original five year term.

The Company has agreed to customary indemnification for Ms. Horner for any claims arising out of her service to the Company. In addition, Ms. Horner agreed to customary non-competition and non-solicitation provisions that extend for a post-termination period ranging from three months to one year following the date of termination depending on the reason for termination. Ms. Horner has also agreed to customary terms concerning the protection and confidentiality of company information.

This summary description is qualified in its entirety by reference to the actual Horner Employment Agreement, which is filed as 10.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Employment Agreement, dated as of August 17, 2012, by and between Empire Resorts, Inc. and Laurette J. Pitts.

10.2	Employment Agreement, dated as of August 22, 2012, by and between Empire Resorts, Inc. and Nanette L. Horner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2012

EMPIRE RESORTS, INC.

By:	/s/ Joseph A. D’Amato
Name: Joseph A. D’Amato
Title: Chief Executive Officer

Exhibit Index

10.1	Employment Agreement, dated as of August 17, 2012, by and between Empire Resorts, Inc. and Laurette J. Pitts.

10.2	Employment Agreement, dated as of August 22, 2012, by and between Empire Resorts, Inc. and Nanette L. Horner.

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